Adoption of new accounting pronouncements	12 Months Ended
Oct. 31, 2018
Disclosure Of Adoption Of New Accounting Pronouncements [Abstract]
Adoption of new accounting pronouncements

5.        Adoption of new accounting pronouncements

(a)	Amendments to IAS 7 Statement of Cash Flows

International Accounting Standard ("IAS") 7 amendments include additional disclosures to enable users of the consolidated financial statements to evaluate changes in liabilities arising from financing activities, including changes arising from cash flows and non-cash changes. These amendments became effective for annual periods beginning on or after January 1, 2017. The Company has adopted these amendments as of the effective date and has included the required disclosures in note 16 for the year ended October 31, 2018.

(b)	Amendments to IAS 12 Income Taxes

IAS 12 amendments include: (a) unrealized losses on debt instruments measured at fair value and measured at cost for tax purposes give rise to a deductible temporary difference regardless of whether the debt instrument's holder expects to recover the carrying amount of the debt instrument by sale or by use; (b) the carrying amount of an asset does not limit the estimation of probable future taxable profits; (c) estimates for future taxable profits exclude tax deductions resulting from the reversal of deductible temporary differences; and (d) an entity assesses a deferred tax asset for recoverability in combination with other deferred tax assets. Where tax law restricts the utilization of tax losses, an entity would assess a deferred tax asset for recoverability in combination with other deferred tax assets of the same type. These amendments became effective for annual periods beginning on or after January 1, 2017. The Company has adopted these amendments as of the effective date and has assessed no significant changes as a result of the adoption of these amendments on the current period.